EXHIBIT 10.16

                                 Addendum No. 3
                                       To
                      M/V JADE PACIFIC Uniform Time Charter
                                Dated May 9, 1995
                                     Between
                           Trans-Pacific Shipping Co.
                                       And
                        Schnitzer Steel Industries, Inc.


     Reference is made to that certain Uniform Time Charter entered into as of May 9, 1996 (the "Charter Party") by and between Trans-Pacific Shipping Co. ("Owner") and Schnitzer Steel Industries, Inc. ("Charterer") whereby Owner let and Charterer hired the vessel called M/V JADE PACIFIC (the "Vessel"). Reference also is made to Addendum No. 2 to the Charter Party dated May, 9, 1995.

     Owner acknowledges that the cost to drydock, maintain and operate the Vessel has exceeded Owner's cost projections at the inception of the Charter Party and that the hire rate specified in the Charter Party was predicated on Owner's cost projections. The parties therefore agree that it is appropriate and necessary for Owner to reimburse Charterer for costs Charterer incurred in drydocking the Vessel, to refund to Charterer a portion of hire paid to date, and to reduce the charter rate for the remaining term of the Charter Party.

     In  consideration   thereof,   Charterer's   willingness  to  continue  its
performance under the Charter Party, and the mutual agreements set forth herein, Owner and Charterer agree to amend the Charter Party as follows:

     1. Owner shall reimburse Charterer for the following expenses:

                  Drydock expenses               $  585,048.98
                  Agency Fees                       120,000.00
                  Charter for period Vessel
                           in drydock               325,323.19
                  Charter rate overcharges          382,557.18
                                                 -------------
                           TOTAL                 $1,412,929.35
                                                 =============


     2. Paragraph 6 of the Charter Party and paragraph 1 of Addendum No. 2 are hereby amended to provide that for the remainder of the Charter Party, Charter hire shall be calculated as the sum of the actual daily running cost of the Vessel plus monthly payment of $64,108.00. Neither Owner nor its agents shall be entitled to any additional compensation in the form of an agency fee or otherwise.
     3. All other terms and conditions of the Charter Party are to remain unaltered.
     Executed at Portland, Oregon on August 28, 1996.
                                            --
TRANS-PACIFIC SHIPPING CO.                      SCHNITZER STEEL INDUSTRIES, INC.
By Lasco Shipping Co., As Agent




By:/s/Leonard Schnitzer                           By:/s/Robert Philip
   ------------------------------                    ---------------------------


G:\AUP\ADD3.SSI